ASSIGNMENT OF OIL & GAS INTERESTS

     KNOW ALL MEN by these presents that the undersigned, ROBERT G. FOWLER (hereinafter referred to as ASSIGNOR) for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby confessed and acknowledged, does hereby convey, transfer, assign and set over unto FUELS, INC., (hereinafter referred to as ASSIGNEE), 82.5% of ASSIGNOR'S right, title and interest in and to the Oil and Gas Lease listed on EXHIBIT "A", attached hereto, and by this reference, made a part hereof. Said Assignment to be free and clear of all cost and expense of development and operation.

     To have and to hold the interest herein transferred and assigned unto ASSIGNEE, their heirs, devisees, personal representatives, successors and assigns, forever, subject only to the following terms and provisions: that

     A. This Assignment of Oil and Gas Interest is made without warranty of title, either expressed or implied.

     B. This Assignment of Oil and Gas Interest is recognized as effective February 1, 2013.

     It is the intent of this Assignment to transfer any and all interests owned by Assignor in the lands listed in EXHIBIT "A." Should any additional interest appear to be owned by Assignors this assignment would apply.

     IN WITNESS WHEREOF, ASSIGNOR has executed and delivered this Assignment of Oil and Gas Interests as of this __ Day of February, 2013.

                                            ROBERT G. FOWLER
                                            (ASSIGNOR)



                                            By:___________________________
                                            Robert G. Fowler, Individually

State of  __________________ )
                                             : ss
County of  _________________ )


     Before Me, the undersigned, a Notary Public, in and for said County and State, on this _ day of January, 2013, personally appeared Robert G. Fowler, known to me to be the identical person described in and who executed the within and foregoing instrument of writing and acknowledged to me that he duly executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     IN Witness Whereof, I have hereunto set my hand and affixed my notarial seal the day and year last above written.


                                            -----------------------
                                            Notary Public

                                    EXHIBIT A

                                                SERIAL     NUMBER OF  PERCENTAGE
           PROPERTY DESCRIPTION                 NUMBER       ACRES     ASSIGNED
---------------------------------------------  ---------  ----------- ----------
Section 015 All,  Section  022 All,  Township  WYW173004  1,280 acres    82.5%
0380N,  Range 0810W,  6th Meridian,  State of
Wyoming, Natrona County